UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2021

CHARGE ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 333-253073	90-0471969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Park Avenue, 25th Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 921-2100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2021, our Board of Directors increased the number of shares of common stock available for issuance under our 2020 Omnibus Equity Incentive Plan, as amended and restated as of May 7, 2021 (the “2020 Plan”), from 50,000,000 shares to 75,000,000 shares of our common stock (the “Equity Incentive Plan Increase”). On December 29, 2021, we obtained the written consent of stockholders holding greater than 50% of our common stock approving the Equity Incentive Plan Increase.

The foregoing Equity Incentive Plan Increase and amendment to our 2020 Plan is qualified by reference to the 2020 Omnibus Equity Incentive Plan, amended and restated as of December 23, 2021, a copy of which is filed as an Exhibit to this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 23, 2021, our Board of Directors adopted a resolution approving a certificate of amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 500,000,000 shares of common stock, par value $0.0001 per share, to 750,000,000 shares of common stock, par value $0.0001 per share (the “Authorized Capital Increase”). On December 29, 2021, we obtained the written consent of stockholders holding greater than 50% of our common stock approving the Authorized Capital Increase.

On December 29, 2021, a Certificate of Amendment to our Certificate of Incorporation was filed with the Secretary of State for the State of Delaware effectuating the Authorized Capital Increase. The foregoing Authorized Capital Increase is qualified by reference to the Certificate of Amendment of the Certificate of Incorporation of Charge Enterprises, Inc. as filed on December 29, 2021, a copy of which is filed as an Exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Certificate of Amendment of the Certificate of Incorporation of Charge Enterprises, Inc. as filed on December 29, 2021

10.1	2020 Omnibus Equity Incentive Plan, amended and restated as of December 23, 2021

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARGE ENTERPRISES, INC.

By:	/s/ LEAH SCHWELLER
Leah Schweller
Chief Financial Officer Dated: January 4, 2022

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